EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

THIS AGREEMENT is dated as of this 6th day of August, 2021 and is between Simson-Maxwell Ltd. (the “Corporation”), a Canadian federal corporation, and Viking Energy Group, Inc. (the “Subscriber”), a State of Nevada corporation.

WHEREAS the Subscriber has entered or is concurrently entering into a share purchase agreement, dated the date hereof, with Simmax Corp., Remora EQ LP and the Corporation (the “Share Purchase Agreement”), whereby the Subscriber agrees to purchase a total of 974 Class A Common Shares in the capital of the Corporation from Simmax Corp. and Remora EQ LP (the “Preceding Purchase Transaction”); and

WHEREAS the Subscriber wishes to purchase from the Corporation and the Corporation wishes to issue to the Subscriber, following the completion of the Preceding Purchase Transaction, certain Class A Common Shares in the capital of the Corporation; and

WHEREAS pursuant to the Share Purchase Agreement, the Corporation has provided certain representations and warranties to the Subscriber as a material inducement to complete the Preceding Purchase Transaction and such representations and warranties will be incorporated by reference into this Agreement as set forth below; and

WHEREAS it is a condition to the purchase and sale of such Class A Common Shares that the Subscriber execute and deliver this Agreement; and

WHEREAS terms not otherwise defined in this Agreement shall have the meanings ascribed in the Share Purchase Agreement.

NOW THEREFORE for valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1
Purchase and Sale of Shares

1.1 Subscription. The Subscriber, effective immediately following the completion of the Preceding Purchase Transaction, irrevocably subscribes for and confirms the Subscriber’s purchase from the Corporation of 1,462 Class A Common Shares in the capital of the Corporation (collectively, the “Purchased Securities” and, individually, a “Purchased Security”) at a price of CDN$4,105.09 per Purchased Security, for an aggregate purchase price of CDN$6,001,641.58 (the “Purchase Price”).

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1.2 Payment. The Purchase Price will be paid in lawful money of Canada on the Closing (defined below) by wire transfer or by certified cheque and payable to the Corporation or as may be otherwise directed by the Corporation. The Purchase Price received via wire transfer must be net of transaction charges. It is expressly agreed that any such charges will be the responsibility of the Subscriber.

1.3 Closing. Delivery and payment for the Purchased Securities will be completed (the “Closing”) by electronic exchange of documents on or about 4:30 p.m. E.S.T. or such other time as may be mutually agreed upon by the parties hereto (the “Closing Time”) on August 6, 2021, or such other date as may be mutually agreed upon by the parties hereto (the “Closing Date”), with an effective time and date of 4:00 p.m. E.S.T on August 6, 2021 (the “Effective Date”). On Closing, the Corporation will issue an original share certificate in the name of the Subscriber against payment to the Corporation of the Purchase Price in the manner specified above and shall deliver the share certificate to the Subscriber.

1.4 Conditions Precedent.

(a)

Completion of Preceding Purchase Transaction. The obligation of the parties hereto to complete the transaction contemplated by this Agreement will be subject to the satisfaction of, or compliance with, before the Closing Time, the following condition precedent (which is hereby acknowledged to be inserted for the benefit of both parties hereto and may be waived by them in whole or in part): Closing of the Preceding Purchase Transaction.

(b)

Subscriber’s Conditions. The obligation of the Subscriber to complete the transaction contemplated by this Agreement will be subject to the satisfaction of, or compliance with, on or before Closing Time, the following condition precedent (which is hereby acknowledged to be inserted for the benefit of the Subscriber and may be waived by it in whole or in part): The representations, warranties, and covenants of the Corporation set forth herein being true, correct, and complete as of the Closing Time.

(c)

Conditions to Acceptance by Corporation. The obligation of the Corporation to complete the transaction contemplated by this Agreement will be subject to the satisfaction of, or compliance with, on or before Closing Time, the following conditions precedent (each of which is hereby acknowledged to be inserted for the benefit of the Corporation and may be waived by it in whole or in part): (i) the representations, warranties, and covenants of the Subscriber set forth herein being true, correct, and complete as of the Closing Time; (ii) such sale being exempt from the prospectus and registration requirements of, and in compliance with, all applicable securities legislation and policies; and (iii) such sale being exempt from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and all applicable state securities laws (the “Blue Sky Laws”).

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(d)

If any condition set forth in this Section 1.4 is not satisfied on or before the Closing Time, the party hereto entitled to the benefit of such condition (the "First Party") may terminate this Agreement by notice in writing to the other party hereto and in such event the First Party shall be released from all obligations under this Agreement and, unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other party hereto, then the other party hereto shall also be released from all obligations under this Agreement, except that the First Party shall be entitled to waive compliance with any such conditions, obligations, or covenants in whole or in part if it sees fit to do so without prejudice to any of its rights of termination in the event of non-performance of any other condition, obligation, or covenant, in whole or in part.

ARTICLE 2
Representations, Warranties, and Covenants of the Subscriber

2.1 Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents, warrants, and covenants to the Corporation as follows, and acknowledges that the Corporation is executing and delivering this Agreement in reliance upon such representations, warranties, and covenants, which shall survive the Closing for such period as specified herein.

(a)

The Subscriber is a valid and subsisting corporation, has all requisite legal capacity and authority to enter into this Agreement, and any other instruments, certificates, and other documents executed and delivered by the Subscriber at the Closing or otherwise in connection with this Agreement and the transaction contemplated in this Agreement. The execution, delivery, and performance of this Agreement and the consummation of the transaction contemplated by this Agreement have been duly and validly authorized and approved by all necessary action on the part of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application affecting enforcement of creditors’ rights generally and as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies) and will not violate or conflict with the articles, amended certificate of designations, or by-laws of the Subscriber or the terms of any restriction, agreement, or undertaking respecting purchases of securities by the Subscriber.

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(b)

The Subscriber is acquiring the Purchased Securities as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities legislation), with the present intention of holding the Purchased Securities for purposes of investment, and that it has no intention of selling the Purchased Securities in a public distribution in violation of any applicable securities Laws.

(c)

The Subscriber is solely responsible for obtaining such professional advice as it considers appropriate in connection with its subscription hereunder, and has been independently advised as to or is aware of the restrictions with respect to trading in the Purchased Securities; it acknowledges that it is aware of the characteristics of the Purchased Securities, the risks relating to an investment therein; and it covenants and agrees that it will not resell the Purchased Securities, except in accordance with the provisions of applicable securities legislation and will consult with its own legal advisor with respect to such compliance.

(a)	The Subscriber has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or sales or advertising literature with respect to the Corporation.

(d)

The Subscriber’s directors and/or officers have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Subscriber’s investment in the Purchased Securities and the Subscriber is able to bear the economic loss of such investment.

(e)	The Subscriber is aware that this Agreement is subject to acceptance and allotment by the Corporation.

(f)

The Subscriber acknowledges and understands that the Corporation is a “private issuer” as defined in CSA National Instrument 45-106 (Prospectus Exemptions). As such, the Subscriber understands that the Corporation does not file any continuous disclosure documents with any securities commission or any other securities regulatory authority in Canada or anywhere else. IN ADDITION, THE SUBSCRIBER FULLY UNDERSTANDS THAT: (1) THE PURCHASED SECURITIES ARE SUBJECT TO TRANSFER RESTRICTIONS; (2) THERE IS NO MARKET FOR THE CORPORATION’S COMMON SHARES AND THERE IS NO ASSURANCE THAT A MARKET WILL EVER DEVELOP; (3) THE SUBSCRIBER MAY NOT SELL THE PURCHASED SECURITIES EXCEPT IN COMPLIANCE WITH THE CORPORATION’S APPLICABLE TRANSFER RESTRICTIONS AND APPLICABLE SECURITIES LAW.

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(g)	At the Closing Time, the Subscriber will be an existing security holder of the Corporation.

(h)

The Subscriber has not employed or incurred any liability to any broker, finder, or agent for any brokerage fees, finder’s fee, commissions, or other amounts with respect to this Agreement or any of the transactions contemplated hereby.

(i)

The Subscriber understands and acknowledges that none of the Purchased Securities have been or will be registered under the U.S. Securities Act or Blue Sky Laws; accordingly, the Purchased Securities are “restricted securities” within the meaning of the U.S. Securities Act, the United States Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder and under applicable Blue Sky Laws (collectively, “U.S. Securities Laws”).

(j)

The Subscriber is not purchasing the Purchased Securities as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act (“Regulation D”)), including, without limitation, advertisements, articles, notices, or other communications published in any newspaper, magazine, website, similar media, or broadcast over radio, television, or the internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(k)

The Subscriber understands that if it decides to offer, sell, pledge, or otherwise transfer any of the Purchased Securities, they may be offered, sold, pledged, or otherwise transferred only: (i) to the Corporation; (ii) outside the United States in compliance with Rule 904 of Regulation S promulgated under the U.S. Securities Act (“Regulation S”) and in compliance with applicable local Laws and regulations; (iii) pursuant to a registration statement that has been declared effective under the U.S. Securities Act and is available for resale of the Purchased Securities; or (iv) in compliance with any other exemption from registration under the U.S. Securities Act, and in each case, in compliance with any applicable Blue Sky Laws. The Subscriber further understands and agrees that in the event of a transfer pursuant to the foregoing clause (ii) or (iv), the Corporation will require a legal opinion of counsel, or other evidence, reasonably satisfactory to the Corporation that such transfer is exempt from registration under the U.S. Securities Laws.

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(l)

The Subscriber understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Laws, certificates representing the Purchased Securities and all certificates issued in exchange therefore or in substitution thereof, will bear the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS; (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES; OR (D) IN COMPLIANCE WITH ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (B) OR (D), THE CORPORATION WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

(m)

The Subscriber is aware that its ability to enforce civil liabilities under the U.S. Securities Laws may be affected adversely by, among other things: (i) the fact that the Corporation is continued under the laws of Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States.

2.2 Survival of the Subscriber’s Representations, Warranties, and Covenants. The Subscriber agrees that the above representations, warranties, and covenants will be true, correct, and complete as of the Closing Date, and the representations, warranties, and covenants set forth above will survive the completion of the issuance of the Purchased Securities and shall continue in full force in accordance with Section 3.2 of this Agreement.

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2.3 Indemnification by Subscriber

(a)

Subject to Section 2.3(b), the Subscriber shall indemnify and save harmless the Corporation and its respective directors, officers, agents, employees and shareholders (in this Section, the “Indemnified Parties”), on an after-Tax basis, from and against all Claims which may be made or brought against the Indemnified Parties, or which they may suffer or incur, directly or indirectly as a result of or in connection with:

(i)	any non-fulfilment of any covenant or agreement on the part of the Subscriber under this Agreement; or

(ii)	any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty of the Subscriber contained in this Agreement.

(b)	The obligation of indemnification set out in subsection (a) above shall be subject to the limitation period referred to in Section 3.2 with respect to survival of representations and warranties.

ARTICLE 3
Representations, Warranties, and Covenants of the Corporation

3.1 Representations, Warranties and Covenants of the Corporation. The Corporation hereby represents, warrants, and covenants to and with the Subscriber as follows, in respect of the Corporation and each Subsidiary, and acknowledges that the Subscriber is executing and delivering this Agreement in reliance upon such representations, warranties, and covenants, which shall survive the Closing for such period as specified herein.

(a)

Incorporation by Reference. Each of the representations, warranties and covenants (together with any related disclosure schedules thereto) made to the Subscriber by the Corporation in the Share Purchase Agreement is hereby incorporated by reference (as though fully restated herein) and is hereby made to, and in favour the Subscriber as of the Closing Time.

(b)	Issued Capital. Immediately following the Preceding Purchase Transaction and prior to Closing, the issued share capital of the Corporation will be as follows:

Shareholder	Class A Common	%
Simmax Corp	681	26.63
Remora EQ LP	903	35.29
Viking Energy Group, Inc.	974	38.08
Total	2558	100.00

(c)

Title to Purchased Securities. The Purchased Securities to be issued by the Corporation to the Subscriber will be duly authorized, validly issued and outstanding as fully-paid and non-assessable Class A Common Shares of the Corporation. On Closing, the Subscriber will acquire good and valid title to the Purchased Securities, free and clear of all Encumbrances.

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3.2 Nature and Survival of Representations and Warranties

(a)

Subject to Sections 3.2(b) and (c), all representations, warranties and covenants contained in this Agreement on the part of each of the Parties shall survive the Closing Date, the Effective Date, the execution and delivery under this Agreement of any share or security transfer instruments or other documents of title to any of the Purchased Shares and the payment of the consideration for the Purchased Shares.

(b)

Representations and warranties relating to tax matters set out in Section 3.1 (ff) (Tax Matters) of the Share Purchase Agreement arising in or in respect of a particular period ending on, before or including the Closing Date shall survive for a period of ninety (90) days after the relevant authorities shall no longer be entitled to assess liability against the Corporation and/or any Subsidiary for that particular period, having regard, without limitation, to any waivers given by the Corporation and/or any Subsidiary in respect of any taxation year. All other representations and warranties shall survive for a period of two (2) years from the Closing Date. If no claim shall have been made under this Agreement against a Party for any incorrectness in or breach of any representation or warranty made in this Agreement prior to the expiry of these survival periods, such Party shall have no further liability under this Agreement with respect to such representation or warranty.

(c)	All covenants shall continue in full force and effect for a period of two (2) years from the Closing Date, unless a greater period is otherwise provided for herein, and then such greater period.

(d)

All statements contained in any certificate or other instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by that Party under this Agreement.

3.3 Indemnification by Corporation. The Corporation shall indemnify and save harmless the Subscriber, its directors, officers, agents, employees and shareholders (in this Section, the “Indemnified Parties”), on an after-Tax basis, from and against any Claims which may be made or brought against the Indemnified Parties, or which they may suffer or incur, directly or indirectly as a result of or in connection with: (a) any non-fulfilment of any covenant or agreement on the part of the Corporation under this Agreement or in any agreement, schedule, certificate or other document required to be entered into or delivered by the Corporation; (b) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty of the Corporation, as the case may be, contained in this Agreement or in any agreement, schedule, certificate or other document required to be entered into or delivered by the Corporation; or (c) any reassessment for income, corporate sales, excise or other Taxes (and all interest and/or penalties relating thereto) in respect of which Tax Returns have been filed before the Closing Time, which result in payment of tax in excess of the amount accrued or reserved for in the Financial Statements. The obligation of indemnification set out above shall be subject to the limitation periods referred to in Section 3.2 of this Agreement.

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ARTICLE 4
General Provisions

4.1 Further Assurances. The Subscriber shall from time to time at the Corporation’s request and expense, execute and deliver such other documents and take such further action as the Corporation may require for compliance with all applicable securities legislation and policies.

4.2 Time of the Essence. Time shall, in all respects, be of the essence hereof.

4.3 Assignment. This Agreement may not be assigned by either party without the other party’s prior written consent.

4.4 Headings. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

4.5 Governing Law. This Agreement is governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

4.6 Entire Agreement. This Agreement, together with the Share Purchase Agreement and the Unanimous Shareholders’ Agreement, sets forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and all prior agreements, discussions and understandings are merged herein. None of the parties hereto shall be bound by any conditions, definitions, warranties, representations, or understandings with respect to the subject matter hereof other than as expressly provided for herein or as duly set forth in writing by subsequent written agreement of the parties hereto.

4.7 Enurement. This Agreement shall enure to the benefit of the parties hereto and their respective successors and permitted assigns and be binding upon the parties hereto and their respective successors and permitted assigns.

4.8 Effective Date. This Agreement is intended to and shall take effect on the date of the Closing, notwithstanding its actual date of execution or delivery by any of the parties.

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4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or electronic form. In the event that any signed counterpart is delivered by facsimile transmission or by other electronic means in legible form, including without limitation in a tagged image format file (TIFF) or portable document format (PDF), such signed counterpart shall be equally effective as delivery of a manually executed counterpart of this Agreement.

4.10 Notices. Any notice, request, or other communication hereunder to any of the parties hereto shall be in writing and be well and sufficiently given if delivered personally or by courier or sent by email to the party concerned at its address as set forth below:

(a) In the case of the Corporation:

Simson-Maxwell Ltd.

8750 - 58 Avenue NW

Edmonton, Alberta 76E 6G6

Attention: Daryl Kruper

Email: [redacted]

(b) In the case of the Subscriber:

To the address of such Subscriber as set out in Section 4.11 hereof with a copy to:

Mann Lawyers LLP

11 Holland Avenue, Suite 300
Ottawa, ON K1Y 4S1

Attention: André Martin

Any such notice shall be deemed to be given and received, if delivered personally or by courier, when delivered, and if emailed, on the day on which it was emailed if sent before 5:00 pm E.T. and on the next Business Day if sent after 5:00 pm E.T. The Subscriber may by notice to the Corporation, and the Corporation may, by notice to the Subscriber, given as aforesaid, designate a changed address.

4.11 Details of Subscription.

Name:	Viking Energy Group, Inc.
Address:	15915 Katy Freeway, Suite 450
Houston, TX 77094, U.S.A.
Attention:	James Doris	Alternate Contact:
Telephone:	(281) 404-4387	Email:	[redacted]

[Signature page follows.]

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The undersigned Subscriber has executed this Agreement on its own behalf on the date first above written.

VIKING ENERGY GROUP, INC.

Per:	/s/ James Doris
Name:	James Doris
Title:	President and C.E.O. I have authority to bind the Corporation.

ACCEPTANCE

Simson-Maxwell Ltd. hereby accepts the foregoing subscription.

DATED at Edmonton, Alberta, this 6th day of August, 2021.

SIMSON-MAXWELL LTD.

Per:	/s/ Daryl Kruper
Name:	Daryl Kruper
Title:	President

[Signature Page – Viking Subscription Agreement]